UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 27, 2016

Boyd Gaming Corporation

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-12882	88-0242733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor

Las Vegas, Nevada 89169

(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposal of Assets.

On September 27, 2016, Boyd Gaming Corporation (“Boyd”) completed its previously announced acquisition of ALST Casino Holdco, LLC (“ALST”), the holding company of Aliante Gaming, LLC (“Aliante”), the owner and operator of the Aliante Casino + Hotel + Spa, pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 21, 2016, as amended on September 26, 2016, by and among Boyd, Boyd TCII Acquisition, LLC, a wholly-owned subsidiary of Boyd (“Merger Sub”), and ALST. Pursuant to the Merger Agreement, Merger Sub merged (the “Merger”) with and into ALST, with ALST surviving the Merger. ALST and Aliante are now wholly-owned subsidiaries of Boyd.

Aliante is an upscale, resort-style casino and hotel situated in North Las Vegas and offering premium accommodations, gaming, dining, entertainment and retail. Boyd acquired ALST for $400 million in cash paid at the closing, net of indebtedness and transaction expenses (for total estimated net cash consideration of $380 million).

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to Boyd’s Quarterly Report on Form 10-Q filed August 8, 2016, together with the amendment to the Merger Agreement, which is filed herewith as Exhibit 2.2, each of which are incorporated herein in their entirety by reference.

Item 7.01.	Regulation FD Disclosure.

On September 27, 2016, Boyd issued a press release announcing the closing of the Merger. The press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of April 21, 2016, by and among Boyd Gaming Corporation, Boyd TCII Acquisition, LLC, and ALST Casino Holdco, LLC (incorporated by reference to Exhibit 2.1 of Boyd Gaming Corporation’s Quarterly Report on Form 10-Q filed August 8, 2016)

2.2	First Amendment to Agreement and Plan of Merger, dated as of September 26, 2016, by and among Boyd Gaming Corporation, Boyd TCII Acquisition, LLC, and ALST Casino Holdco, LLC

99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2016	BOYD GAMING CORPORATION

	By:	/s/ Josh Hirsberg
Josh Hirsberg
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of April 21, 2016, by and among Boyd Gaming Corporation, Boyd TCII Acquisition, LLC, and ALST Casino Holdco, LLC (incorporated by reference to Exhibit 2.1 of Boyd Gaming Corporation’s Quarterly Report on Form 10-Q filed August 8, 2016)

2.2	First Amendment to Agreement and Plan of Merger, dated as of September 26, 2016, by and among Boyd Gaming Corporation, Boyd TCII Acquisition, LLC, and ALST Casino Holdco, LLC

99.1	Press Release